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                                                                   Exhibit 10.65


                                SECOND AMENDMENT
                          DATED AS OF OCTOBER 31, 2000
                                       TO
                           RECEIVABLES SALE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

      THIS AMENDMENT (the "Amendment"), dated as of October 31, 2000, is entered into among Ametek Receivables Corp. (the "Seller"), Ametek, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent").

      Reference is hereby made to that certain Receivables Sale Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent, Amsterdam, the Enhancer, the Liquidity Provider and the Agent. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

      For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

            (a) The date "October 31, 2000" appearing in clause (d) of the defined term "Liquidity Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "November 30, 2000".

            (b) The date "October 31, 2000" appearing in clause (c)(ii) of the defined term "Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "November 30, 2000".

     Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, all documents and certificates as the Agent may reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

     Section 3. The Sale Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Sale Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented,
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the Sale Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect.

     Section 4. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

     Section 5. This Amendment shall be governed and construed in accordance with the internal laws of the State of New York.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       ABN AMRO BANK N.V., as the Agent, as
                                          the Liquidity Provider and as the
                                          Enhancer



                                       By: /s/ Thomas J. Educate
                                           ----------------------------------
                                       Title: Group Vice President
                                              -------------------------------


                                       By: /s/ Nancy Capecci
                                           ----------------------------------
                                       Title: Group Vice President
                                              -------------------------------

                                       AMSTERDAM FUNDING CORPORATION



                                       By: /s/ Andrew Stidd
                                           ----------------------------------
                                       Title: President
                                              -------------------------------

                                       AMETEK RECEIVABLES CORP., as Seller



                                       By: /s/ Deirdre D. Saunders
                                           ----------------------------------
                                       Title: Vice President and Treasurer
                                              -------------------------------

                                       AMETEK, INC., as Initial Collection
                                          Agent



                                       By: /s/ Deirdre D. Saunders
                                           ----------------------------------
                                       Title: Vice President and Treasurer
                                              -------------------------------


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